Equity	12 Months Ended
Dec. 31, 2019
Equity.
Equity

24.  Equity

At December 31, 2019, 4,836,000 no‑par value ordinary shares were issued and outstanding. There is only a single class of ordinary shares with the same rights, preferences and restrictions. Each share entitles the holder to one vote at the shareholders’ meeting. Shareholders participate in the profits according to their share in the share capital, based on their number of shares held. The general shareholders’ meeting resolves the appropriation of the balance sheet profit established in the annual financial statements and the dividends.

On October 17, 2018, voxeljet issued 972,000 ordinary shares, equivalent to 4,860,000 American Depository Shares (“ADS”), at an offering price of USD 2.57 per ADS (the “Public Offering Price”). The Company received net proceeds of approximately € 9.7 million. Members of the Management Board, who are also significant shareholders, purchased an aggregate number of 233,462 ADSs in this offering at the Public Offering Price. On November 8, 2018, voxeljet closed the over-allotment transaction in which it issued additional 144,000 ordinary shares, equivalent to 720,000 ADSs, upon the exercise of the over-allotment option exercised by the underwriter on November 1, 2018. The Company received net proceeds of approximately € 1.4 million.

Incremental costs of € 0.6 million directly attributable to the issue of ordinary shares are recognized as a deduction from equity.

The Articles of Association authorize the Management Board, subject to the consent of the Supervisory Board, to increase the Company’s registered share capital in one or more tranches by up to kEUR 2,418 by issuing up to 2,418,000 new no par value ordinary shares against contribution in cash or in kind until May 28, 2024.

On April 20, 2020, we received a notice from the New York Stock Exchange (“NYSE”) stating that we were not in compliance with 802.01C of the NYSE’s Listed Company Manual, which requires that we maintain a minimum average closing price of at least $1.00 per share during a consecutive 30 trading-day period (the “$1.00 Price Standard”). As of April 17, 2020, the average closing price of our ADSs was less than $1.00 per share over a consecutive 30 trading-day period. The Company must regain compliance with the $1.00 Price Standard by the end of the six-month cure period, otherwise the NYSE will initiate delisting proceedings.

On August 23, 2019, the Company received a notice from the NYSE stating that the Company was not in compliance with the continued listing requirements established in Section 802.01B and, at the same time, the Company’s shareholders’ equity was less than $50 million. On January 24, 2020, the Company received a notice from the NYSE, notifying it that the NYSE agreed to accept the Company’s compliance plan, and continue the listing of the Company for 18 months starting from August 23, 2019.

Because the Securities and Exchange Commission (the “SEC”) declared effective on April 21, 2020 a COVID-19-triggered NYSE proposal to toll compliance with NYSE’s $50 Million Market Capitalization Standard and $1.00 Price Standard through June 30, 2020, the Company’s cure period for both the $50 Million Market Capitalization Standard and the $1.00 Price Standard will recommence on July 1, 2020.

In addition, if the Company’s average global market capitalization over a consecutive 30 trading-day period is less than $15 million (the “$15 Million Market Capitalization Standard”), the NYSE will promptly initiate suspension and delisting procedures; the Company will not have any opportunity to regain compliance and the Company’s ADSs will be delisted. However, in light of market-wide declines caused by the COVID-19 pandemic, on March 20, 2020, the SEC granted the NYSE’s proposed suspension of the enforcement of the $15 Million Market Capitalization Standard, which suspension is to last until June 30, 2020.